UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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☐	Preliminary Information Statement
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☒	Definitive Information Statement
ING INVESTORS TRUST
(Name of Registrant As Specified In Its Charter)
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(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT

March 6, 2008

ING INVESTORS TRUST

ING Marsico Growth Portfolio

ING Marsico International Opportunities Portfolio

Toll Free:  (800) 366-0066

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the implementation of a new sub-advisory agreement for each of ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio (each a “Portfolio” and collectively referred to as the “Portfolios”), effective December 14, 2007. Each Portfolio is organized as a separate series of ING Investors Trust (“IIT” or the “Trust”). As discussed below, Marsico Capital Management, LLC (“Marsico Capital”) has sub-advised ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio since December 13, 2002.  Prior to the transaction described below, Marsico Capital was a wholly-owned subsidiary of Bank of America Corporation.

On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, signed a definitive agreement to acquire Marsico Capital from a subsidiary of Bank of America Corporation (the “Transaction”). The Transaction was completed on December 14, 2007. By virtue of the Transaction, the sub-advisory agreement previously in place with Marsico Capital with respect to each of the Portfolios terminated automatically. Upon termination of the prior agreement, the Portfolios’ investment adviser, Directed Services, LLC (“DSL”) entered into a new, replacement sub-advisory agreement with Marsico Capital.  Re-appointing Marsico Capital as the sub-adviser to each Portfolio, under the new sub-advisory agreement, resulted in no change in the personnel managing each Portfolio, in the services that Marsico Capital provides to each Portfolio or in the sub-advisory fees paid by each Portfolio under the previous sub-advisory agreement.

IIT and DSL have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940.  Further, as a condition of such exemption, DSL must furnish shareholders of the affected funds with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

THE TRUST IS NOT ASKING YOU FOR A PROXY REGARDING THE NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIOS AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE NEW SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

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ING INVESTORS TRUST

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 366-0066

NOTICE TO THE SHAREHOLDERS

OF

ING MARSICO GROWTH PORTFOLIO

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

March 6, 2008

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio (each a “Portfolio” and collectively referred to as the “Portfolios”), effective December 14, 2007. Each Portfolio is a separate series of ING Investors Trust (“IIT” or the “Trust”). This Notice will be mailed on or about March 6, 2008 to shareholders of record as of the close of business on December 14, 2007.

Shares of the Portfolios are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Qualified Plan or Participating Insurance Company that uses a Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio. As such and for ease of reference throughout this Information Statement, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolios.

Overview of the Transaction

Marsico Capital Management, LLC (“Marsico Capital”) has sub-advised each of ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio under a sub-advisory agreement dated April 29, 2005 (the “Marsico Former Agreement”). The Marsico Former Agreement was last approved by the Board of Trustees (“Board” or “Trustees”) of IIT on November 30, 2007. Prior to the transaction described below, Marsico Capital was a wholly-owned subsidiary of Bank of America Corporation (“Bank of America”).

On December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, repurchased Marsico Capital from Bank of America (the “Transaction”). The Investment Company Act of 1940 (“1940 Act”) requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act).  A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements.  The consummation of the Transaction constituted a sale of a controlling block of voting securities of Marsico Capital, resulting in the assignment and automatic termination of the Marsico Former Agreement, effective December 14, 2007.

In order for management of the Portfolios to continue uninterrupted after the Transaction, the Trust and Directed Services, LLC (“DSL” or the “Adviser”) entered into a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with respect to the Portfolios, effective December 14, 2007, under which Marsico Capital has continued to provide day-to-day management services to the Portfolios.   A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A.

IIT has obtained an exemption from the U.S. Securities and Exchange Commission (“SEC”) that permits the Adviser to change the sub-adviser for a fund and to enter into new sub-advisory agreements, with unaffiliated sub-advisers, without obtaining shareholder approval.  Any such change must be approved by a majority of the Trustees, and, as a condition of such exemption, the Adviser must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser.  This Notice is intended to comply with that condition.  Marsico Capital and/or an affiliate will incur the cost of preparation of this Notice.

IIT’s Annual Report, including audited financial statements for the fiscal year ended December 31, 2007, was sent to shareholders on or about February 29, 2008.  In addition, the Semi-Annual Report of the Trust (unaudited) for the period ended June 30, 2007 was sent to shareholders on or about August 31, 2007.

The Trust will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to the Trust at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 or by calling 1-800-992-0180.

As of December 14, 2007, the following shares of beneficial interest of the Portfolios were outstanding:

ING Marsico Growth Portfolio

Class	Shares Outstanding
Adviser Class	784,600.7530
Institutional Class	5,865,186.4260
Service Class	44,120,432.3180
Service 2 Class	1,422,047.5520

Total	52,192,267.0490

ING Marsico International Opportunities Portfolio

Class	Shares Outstanding
Adviser Class	924,797.9760
Institutional Class	10,913,742.2190
Service Class	20,969,215.6550
Service 2 Class	67.2040

Total	32,807,823.0540

To the best of IIT’s knowledge, as of December 14, 2007, the following persons owned beneficially or of record 5% or more of any class of ING Marsico Growth Portfolio or ING Marsico International Opportunities Portfolio:

ING Marsico Growth Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	60.3% Class A; Beneficial	0.9%

ING Life Insurance & Annuity Co Attn Valuation Unit – TS31 151 Farmington Ave Hartford, CT 06156-0001	39.4% Class A; Beneficial	0.6%

ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	29.9% Class I; Beneficial	3.4%

ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	26.8% Class I; Beneficial	3.0%

ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	16.7% Class I; Beneficial	1.9%

ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.6% Class I; Beneficial	1.4%

Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	8.0% Class I; Beneficial	0.9%

Reliastar Life Insurance Company FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave. Hartford, CT 06156-0001	5.9% Class I; Beneficial	0.7%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	95.4% Class S; 99.9% Class S2; Beneficial	83.3%

*     Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

ING Marsico International Opportunities Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
Reliastar Life Insurance Company FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave. Hartford, CT 06156-0001	92.5% Class A; 40.2% Class I; Beneficial	16.0%

Reliastar Life Insurance Company FBO Select Life NY Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	6.4% Class A; Beneficial	0.2%

ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	14.7% Class I; Beneficial	4.9%

Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	14.1% Class I; Beneficial	4.7%

ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.9% Class I; Beneficial	4.6%

ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.3% Class I; Beneficial	3.4%

ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	6.2% Class I; Beneficial	2.1%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	82.0% Class S; Beneficial	52.4%

ING Life Insurance & Annuity Co Attn Valuation Unit - TN41 151 Farmington Ave Hartford, CT 06156-0001	11.7% Class S; 97.4% Class S2; Beneficial	7.5%

*     Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of IITs knowledge, as of December 14, 2007, no Trustee or officer of the Trust owned beneficially more than 1% of any class of either Portfolio.

Service Providers to the Portfolios

DSL serves as investment adviser to the Portfolios.  DSL is a Delaware limited liability company and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveenseswe, 500 1081 KL Amsterdam, P.O. Box 810,1000 AV Amsterdam, The Netherlands. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. DSL is registered with the SEC as an investment adviser and with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2007, DSL managed approximately $47.4 billion in registered investment company assets.

ING Funds Distributor, LLC (“ING Funds Distributor”) serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of the Trust’s series, including the Portfolios.  ING Funds Distributor received $2,245,662 and $796,938 during the fiscal year ended December 31, 2007 from ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio respectively, under each respective Portfolio’s distribution and/or shareholder servicing plans.  Those fees were used to provide distribution and/or shareholder services to the Portfolios, including making payments to financial service providers for the provision of shareholder and/or distribution services.

The investment management agreement between the Trust, on behalf of ING Marsico Growth Portfolio, and DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of ING Marsico Growth Portfolio. DSL procures and pays for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. DSL also acts as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which the Portfolio offers its shares, among others. DSL also reviews the Portfolio for compliance with applicable legal requirements and monitors the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

DSL has also entered into an administrative services sub-contract with ING Funds Services, LLC (“IFS”), an affiliate of the DSL, under which IFS provides ING Marsico International Opportunities Portfolio with certain administrative services. IFS receives an administrative services fee from DSL equal to 0.10%, computed as a percentage of the Portfolio’s average daily net assets.  For the fiscal year ended December 31, 2007, IFS received $444,906 for its services to ING Marsico International Opportunities Portfolio.

DSL, ING Funds Distributor and IFS continued to provide advisory, distribution, and administrative services, as applicable, to the Portfolios following the completion of the Transaction and implementation of the New Sub-Advisory Agreement.  Listings of the names, addresses, and the principal occupations of the principal executive officers of DSL, ING Funds Distributor, IFS, and the Trust are set out in Appendix B attached to this Information Statement.  The principal offices of DSL are located at 1475 Dunwoody Drive, West Chester, PA 19380, while those of each of ING Funds Distributor and IFS are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

As discussed above, Marsico Capital served as the sub-adviser to the Portfolios prior to the completion of the Transaction. Under the Marsico Former Agreement, DSL paid Marsico Capital $3,943,511.21 and $1,857,116.16 in sub-advisory fees for Marsico Capital’s services to ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio, respectively, for the fiscal year ended December 31, 2007.  During the fiscal year ended December 31, 2007, ING Marsico Growth Portfolio did not pay any commissions to affiliated broker-dealers. During the same period, ING Marsico International Opportunities Portfolio paid $4,568 in commissions to affiliated broker-dealers. This amount constituted 0.34% of the total amount of the commissions the Portfolio paid to all brokers.

NEW SUB-ADVISORY
AGREEMENT AMONG

ING INVESTORS TRUST, DIRECTED SERVICES, LLC

AND MARSICO CAPITAL MANAGEMENT, LLC

Background

DSL serves as the investment adviser to the Portfolios pursuant to separate investment management agreements between DSL and the Trust on behalf of each Portfolio (each an “Investment Management Agreement”), each dated January 1, 2007.  Each Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of each respective Portfolio’s operations, DSL may engage, subject to the approval of the Board and, where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the respective Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for that Portfolio.

Each Investment Management Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940 (“Independent Trustees”) on November 28, 2007.

For the services it provides to each Portfolio pursuant to the applicable Investment Management Agreement, DSL receives an annual fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees (as a % of Net Assets)
ING Marsico Growth Portfolio(1)

0.85% of the first $250 million of the Portfolios’ combined average daily net assets;
0.80% on the next $400 million of the Portfolios’ combined average daily net assets;
0.75% on the next $450 million of the Portfolios’ combined average daily net assets;
and 0.70% on the Portfolios’ average daily net assets in excess of $1.1 billion

ING Marsico International Opportunities Portfolio	0.54% of the first $21 billion of the Portfolio’s average daily net assets; and 0.53% of the Portfolio’s average daily net assets over $21 billion

For the fiscal year ended December 31, 2007, DSL received $7,219,680(2) and $2,402,515 in investment management fees from ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio respectively.

In accordance with the provisions for delegation of authority permitted under the applicable Investment Management Agreement, DSL entered into the Marsico Former Agreement with Marsico Capital. Pursuant to the Marsico Former Agreement, DSL delegated to Marsico Capital sub-advisory duties including responsibility for the day-to-day management of each Portfolio, under the supervision of DSL.  The Marsico Former Agreement was last approved by the initial shareholder with respect to ING Marsico International Opportunities Portfolio on April 29, 2005. Thereafter, the Marsico Former Agreement has been approved annually by the Board with respect to each Portfolio, including a majority of the Independent Trustees.

The Transaction

On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, entered into a definitive agreement to repurchase Marsico Capital from Bank of America.

(1) For purposes of calculating the advisory fee, the assets of the Portfolio are aggregated with those of ING AllianceBernstein Mid Cap Growth Portfolio. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the two funds and their respective investment adviser based on relative net assets.

(2) As disclosed on page 5, this is a “bundled fee” arrangement, pursuant to which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio.

Mr. Marsico previously had sold Marsico Capital to Bank of America after Marsico Capital’s founding in 1997. The Transaction was completed on December 14, 2007. Marsico Parent Company, LLC is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

In anticipation of the Transaction, at a meeting held on September 12, 2007, the Board of IIT met in person to consider whether to approve the New Sub-Advisory Agreement with respect to the Portfolios.  As is discussed more fully below, the Board determined to approve the New Sub-Advisory Agreement to assure continuity of investment advisory services to the Portfolios after the Transaction.  A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The New Sub-Advisory Agreement became effective on December 14, 2007 and will remain in effect, unless otherwise terminated, for an initial term ending on November 30, 2008.

Discussion of the Sub-Adviser

Marsico Capital was founded in 1997 by Thomas F. Marsico. As of December 31, 2007, Marsico Capital had over $105 billion in assets under management.  The principal address of Marsico Capital is 1200 17th Street, Suite 1600, Denver, CO 80202.

Through December 14, 2007, Marsico Capital served as the sub-adviser to each Portfolio under the Marsico Former Agreement, and, subject to the supervision and control of DSL and the Board, determined the securities to be purchased for and sold from each Portfolio.  Effective December 14, 2007, Marsico Capital continues to serve as the sub-adviser to the Portfolios under the New Sub-Advisory Agreement among IIT, DSL and Marsico Capital.  Subject to the supervision and control of DSL and the Board, Marsico Capital determines the securities to be purchased for and sold from each respective Portfolio.  These services will continue to be provided to each Portfolio unless terminated by action of the Board.

Prior to the consummation of the Transaction resulting in a change of control, Marsico Capital was a wholly-owned subsidiary of Bank of America, a publicly traded company.  As a result of the Transaction, Marsico Capital became a privately owned investment management firm.

A listing of the names, addresses, and the principal occupations of the principal executive officers of Marsico Capital is set out on Appendix B of this Information Statement.  As of December 14, 2007, no Trustee or officer of the Portfolios was an officer, trustee, employee, general partner or shareholder of Marsico Capital.

The Transaction did not result in a change to the personnel managing each respective Portfolio or its investment strategy.

Fees Charged to Funds Comparable to ING Marsico Growth Portfolio

Under the New Sub-Advisory Agreement, Marsico Capital has continued to manage ING Marsico Growth Portfolio in the same manner in which it managed the Portfolio under the Marsico Former Agreement.

The chart below sets forth the names of other investment companies with investment objectives and strategies similar to those of the Portfolio, for which Marsico Capital acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2007.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)

USAA Aggressive Growth Fund	$1,374.3	0.35%
Marsico Growth FDP Fund of FDP Series, Inc.	$169.6	0.40%

Investment Strategy of the Portfolio

The New Sub-Advisory Agreement that DSL and the Trust entered into with Marsico Capital did not result in a change to the manner in which ING Marsico Growth Portfolio is managed.  The Portfolio’s primary investment objective will continue to be capital appreciation.  The Portfolio will pursue this strategy by investing primarily in equity securities selected for their long-term growth potential and normally holding a core position of between 35 and 50 common stocks primarily emphasizing larger companies.

There will be no change in the personnel managing the Portfolio, as it will continue to be managed by Thomas F. Marsico.

Fees Charged to Funds Comparable to ING Marsico International Opportunities Portfolio

Under the New Sub-Advisory Agreement, Marsico Capital has continued to manage ING Marsico International Opportunities Portfolio in the same manner in which it managed the Portfolio under the Marsico Former Agreement.

The chart below sets forth the names of another investment company with investment objectives and strategies similar to those of the Portfolio, for which Marsico Capital acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2007.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)

Columbia Marsico Int’l Opportunities Fund, Variable Series(1)	$386.3	0.45% on aggregate up to $6 billion; 0.40% on aggregate for greater than $6 billion but less than $10 billion; and 0.35% on aggregate > $10 billion

Investment Strategy of the Portfolio

The New Sub-Advisory Agreement that DSL and the Trust entered into with Marsico Capital did not result in a change to the manner in which ING Marsico International Opportunities Portfolio is managed.  The Portfolio’s primary investment objective will continue to be the long term growth of capital.  The Portfolio will pursue this strategy by investing in common stocks of foreign companies that are selected for their long-term growth potential and maintaining a core position of between 35 and 50 common stocks.

There will be no change in the personnel managing the Portfolio, as it will continue to be managed by James G. Gendelman.

(1) For purposes of calculating the sub-advisory fee, the assets of this fund are aggregated with those of Columbia Marsico International Opportunities Fund and Columbia Multi-Advisor International Equity Fund, which are also sub-advised by Marsico Capital.

The Terms of the New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

The material terms of the New Sub-Advisory Agreement are substantially similar to those of the Marsico Former Agreement, with the exception of the effective dates and the initial terms of each agreement.

Under the New Sub-Advisory Agreement, as was the case under the Marsico Former Agreement, Marsico Capital acts as the sub-adviser to each Portfolio and supervises and directs each Portfolio’s investments.  In this capacity Marsico Capital furnishes each respective Portfolio with investment advisory services in connection with a continuous investment program for the Portfolio, and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, Marsico Capital, in its discretion, determines and selects the securities to be purchased for and sold from each respective Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of both the Marsico Former Agreement and the New Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of their obligations under the New Sub-Advisory Agreement, Marsico Capital would not be liable to the Trust or its shareholders or to DSL for any act or omission resulting in any loss suffered by the Trust, an affected Portfolio or the Portfolio’s shareholders in connection with any service provided under the Marsico Former Agreement or New Sub-Advisory Agreement.

The sub-advisory fee payable under the New Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Portfolios’ average daily net assets, in accordance with the schedule set out below.

Portfolio	Annual Sub-Advisory Fee
ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio(1)	0.45% of the first $500 million of the Portfolios’ combined average daily net assets; 0.40% on the next $1 billion of the Portfolios’ average daily net assets; and 0.35% thereafter

(1) For purposes of calculating the sub-advisory fee, the assets of the Portfolios are aggregated. DSL, the Portfolios’ investment adviser, and not the Portfolios, pays the sub-advisory fee to Marsico Capital.

The following table reflects the fees paid by DSL to Marsico Capital, for services rendered with respect to the Portfolios for the fiscal year ended December 31, 2007.

Portfolio	Fees Paid
ING Marsico Growth Portfolio	$3,943,511.21
ING Marsico International Opportunities Portfolio	$1,857,116.16

The sub-advisory fee payable by DSL to Marsico Capital under the Marsico Former Agreement remained at the same level under the New Sub-Advisory Agreement. For its fee with respect to each Portfolio, Marsico Capital continues to furnish at its expense, all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreement.

Each of the Marsico Former Agreement and New Sub-Advisory Agreement, provides that neither Marsico Capital nor any of its directors, officers, employees or agents shall be liable to DSL or the Trust for any loss or expense suffered by DSL or the Trust resulting from its acts or omissions as sub-adviser to the affected Portfolio, except for losses or expenses to DSL or the Trust resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, Marsico Capital’s duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated with respect to each Portfolio as follows:  by DSL at any time without penalty, upon sixty (60) days’ written notice to Marsico Capital and the Trust; at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to DSL and Marsico Capital; or by Marsico Capital at any time without penalty, upon 3 months’ written notice to DSL and the Trust.  In addition, the New Sub-Advisory Agreement shall terminate with respect to a Portfolio in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the agreement shall be considered by shareholders of the Series.  The New Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the applicable Investment Management Agreement between the Trust and DSL.

The New Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on September 12, 2007.

Factors Considered by the Board

At a meeting of the Board held on September 12, 2007, the Board, including a majority of the Independent Trustees, determined to re-appoint Marsico Capital as a sub-adviser to each of ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio under the New Sub-Advisory Agreement.  In determining whether to approve the New Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved.  The materials provided to the Board in support of the sub-advisory arrangement with Marsico Capital included the following:  (1) a memorandum discussing the change of control of Marsico Capital and the resulting assignment and automatic termination of the Marsico Former Agreement; (2) responses from Marsico Capital to questions posed by Kirkpatrick & Lockhart Preston Ellis Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.  In addition, the Board considered the information provided periodically in presentations to the Board regarding Marsico Capital in connection with its management of mutual funds in the ING Funds complex, including the Portfolios.  Such information included, among other things:  (1) detailed analysis of each respective Portfolio’s performance, including attribution analysis, provided at regular Board meetings; and (2) a presentation to the Board’s Investment Review Committees, at the Committees’ September 11, 2007 meeting, from Management regarding the change of control of Marsico Capital.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement took into account several factors including, but not limited to, the following:  (1) DSL’s view with respect to Marsico Capital’s management of the respective Portfolio; (2) the nature and quality of the services currently being provided and to be provided by Marsico Capital under the New Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of Marsico Capital after the consummation of the Transaction, including Marsico Capital’s representations that the portfolio management personnel providing day-to-day management services to each respective Portfolio would remain in place through the closing of the Transaction and continue to manage assets after the close; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Marsico Capital and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to each Portfolio, or the projected profitability of Marsico Capital or DSL, in connection with the Transaction; (5) that breakpoints in the sub-advisory fees payable by DSL would remain unchanged, and any economies-of-scale benefits from such breakpoints would continue to inure to the benefit of DSL and would not affect the advisory fee payable by the respective Portfolio to DSL; (6) Marsico Capital’s representations that the Transaction would not adversely affect the nature and quality of services provided to each respective Portfolio and that the Transaction was not expected to have a material adverse effect on the ability of Marsico Capital to provide those services; (7) Marsico Capital’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Portfolios and other funds in the ING Funds complex; and (8)  Marsico Capital’s Code of Ethics, which had previously been approved for the Portfolios and other ING Funds, and related procedures for complying with the relevant Code.

After its deliberation, the Board reached the following conclusions:  (1) Marsico Capital should be appointed as a sub-adviser to ING Marsico Growth Portfolio under the New Sub-Advisory Agreement and continue to provide advisory services to the Portfolio; (2) Marsico Capital should be appointed as the sub-adviser to ING Marsico International Opportunities Portfolio under the New Sub-Advisory Agreement and continue to provide advisory services to the Portfolio; and (3) with respect to each Portfolio sub-advised by Marsico Capital, the sub-advisory fee rate payable by DSL to Marsico Capital is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement.  During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

Expenses Related to the Information Statement

The Portfolios will not pay the expenses incurred in connection with providing this Information Statement to shareholders. Marsico Capital and/or an affiliate will pay these expenses, including the printing and mailing of the Information Statement.

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APPENDIX A

PORTFOLIO MANAGEMENT AGREEMENT

THIS AGREEMENT made as of the     day of      , 2007, among ING Investors Trust (formerly The GCG Trust) (the “Trust”), a Massachusetts business trust, Directed Services, LLC (the “Manager”), a New York corporation, and Marsico Capital Management, LLC (“Portfolio Manager”), a limited liability company organized under the laws of the State of Delaware (the “Agreement”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, pursuant to two Management Agreements, one effective as of October 24, 1997 and subsequently amended, and the second effective as of April 29, 2005 (the “Management Agreements”), copies of which have been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust’s series; and

WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

1.             Appointment.  The Trust and the Manager hereby appoint the Portfolio Manager to act as an investment sub-adviser to the series of the Trust designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement.  The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder (each, an “Additional Series”), the Manager shall promptly notify the Portfolio Manager in writing of its desire to retain the Portfolio Manager to provide investment advisory services to such Additional Series.  If the Portfolio Manager is willing to render such advisory services to the proposed Additional Series, the Portfolio Manager shall so notify the Trust and Manager in writing.  Upon receipt of the written confirmation of acceptance of the Portfolio Manager with respect to each Additional Series, Schedule A to this Agreement shall be amended to reflect the addition of each such Additional Series and the services provided to each such Additional Series shall be governed by the terms of this Agreement.

2.             Portfolio Management Duties and Authority.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series’ portfolio and determine the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash (except as described below), and other investments contained in the portfolio.  The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services and transactions on behalf of each Series.  In accordance with the forgoing duties, the Portfolio Manager is hereby authorized to act as agent for the portfolio to order deposits and the investment of cash (except as described below) and purchases and sales of securities for the Series’ account and in the name of the Trust, with the understanding that the Portfolio

Manager will not act as custodian of any assets of any Series, and that the custodian of each Series will invest all surplus cash of the Series each day in money market funds or overnight repurchase accounts to be monitored by the custodian and the Trust.  This authorization shall be a continuing one and shall remain in full force and effect until this Agreement is terminated in accordance with the provisions of Section 16 hereof.  To the extent permitted by the investment policies of each Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series and shall have the authority to act in such capacity as the Portfolio Manager deems necessary or desirable in order to carry out its duties hereunder for the protection of the Series so long as not expressly prohibited by the terms of this Agreement, the 1940 Act or other securities laws or regulations.  The Portfolio Manager will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Manager prior to the commencement of this Agreement and promptly upon filing any such amendment with the SEC.  The Portfolio Manager further agrees as follows:

(a)           The Portfolio Manager will (i) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager), (ii) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the  Code, and the regulations issued thereunder, and (iii) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.  The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.  The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

(b)           On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to review and request changes to the Portfolio Manager’s manner of allocation, provided further that any requested changes to such manner of allocation that are agreed to by the Portfolio Manager shall be implemented on a prospective basis only.

(c)           In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(d)           The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent reasonably seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series.

(e)           The Portfolio Manager will make available to the Trust and the Manager, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(f)            The Portfolio Manager will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(g)           In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Portfolio Manager may not retain, employ or associate itself with any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act.  The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any associated person of the Portfolio Manager, or of any company that the Portfolio Manager has retained, employed, or with which it has associated with respect to the Series, to the best of the Portfolio Manager’s knowledge, in any material connection with the handling of assets, has not:

(i)            been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii)         been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

(h)           In using spot and forward foreign exchange contracts for the Series as an investment or for hedging purposes, the parties represent the following:

(i)            That the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf.

(ii)           That the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Portfolio Manager has under the Portfolio Manager’s management or which benefit from the Portfolio Manager’s investment advice.  If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a reasonably timely manner for the Manager to meet such obligations.  The Manager reserves the right to segregate assets upon notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets.

(iii)         That the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager’s behalf and to give instructions for settlement for the same.

(iv)          That the Portfolio Manager has full authority to instruct Manager’s and Trust’s custodian in conformity with its mandate.

(v)            That in the event of the termination of this Agreement, the Portfolio Manager may offer its counterparty the ability to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

(i)            Manager reserves for itself the responsibility to vote all proxies for equity securities held by the Series, and Portfolio Manager shall not be responsible for voting any such proxies unless otherwise directed by Manager in written instructions provided to Portfolio Manager with reasonable advance notice.  Portfolio Manager shall not have any responsibility for giving notice of, filing, collecting, or otherwise taking any action on any claims that the Series or Trust may be entitled to assert in securities class-action lawsuits or other legal actions relating to any securities held in the Series.  Until this Agreement is terminated, upon Manager’s request, Portfolio Manager will use its best efforts to forward to Manager or the custodian for the Series material information that Portfolio Manager receives regarding legal actions concerning securities held in the Series.

3.             Broker-Dealer Selection.  The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such persons, brokers, or dealers as the Portfolio Manager may select, and to negotiate commissions to be paid on such transactions and to supervise the execution thereof.  The Portfolio Manager’s primary consideration in effecting any such transaction will be to seek best execution of orders for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  Manager may instruct the Portfolio Manager to use its best efforts to execute a portion of securities transactions on behalf of a Series, not to exceed 25% of the securities transactions for such Series on an annual basis, with or through one or more brokers designated by Manager.  Manager represents and warrants that it has negotiated and is satisfied with its selection of such brokers, their commission rates, execution quality, and all other terms and conditions relating to the services to be provided by such brokers in connection with all such transactions.  To the extent consistent with this Agreement and any applicable laws, the Portfolio Manager is further authorized to allocate orders placed by it on behalf of the Series to any of the Portfolio Manager’s affiliated broker-dealers as agents or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager or its other clients, provided that the Manager and the Portfolio Manager will not knowingly allocate orders to any broker or dealer to compensate the broker or dealer for its services in distributing shares of the Series or other mutual funds.  An affiliated broker may execute transactions for a Series on an exchange floor, and receive and retain all commissions, fees, and benefits without complying further with Section 11(a) of the Securities Exchange Act.  An affiliated broker also may execute agency cross trades, in which the affiliated broker acts as broker both for a Series and for the counterparty to the transaction.  Agency cross trades may enable the Portfolio Manager to purchase or sell a block of securities for its clients at a set price, and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order.  Portfolio Manager will comply with any legal requirements that may apply, including, but not limited to, Rule 17e-1 under the 1940 Act and Rule 206(3)-2 under the Advisers Act, as well any procedures adopted by the Board of Trustees of the Trust.  Manager is aware that the affiliation between the Portfolio Manager and an affiliated broker could give the Portfolio Manager an indirect interest in brokerage commissions received by the affiliated broker, and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities, because the affiliated broker acts for and receives commissions from both sides of the trade.  Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.  Manager may at any time revoke its consent to the execution of future trades with an affiliated broker for a Series by giving written notice to Portfolio Manager or the affiliated broker.

4.             Disclosure about Portfolio Manager.  The Portfolio Manager has reviewed as of the effective date of this Agreement the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager’s knowledge, such Registration Statement contains, as of the effective date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered and will maintain such registration so long as this Agreement remains in effect.  The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager’s Form ADV, Part II at least once each year during the term of this Agreement and at such other times as reasonably may be requested in writing by the Manager, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.  Manager represents that it has received Portfolio Manager’s current Form ADV Part II at least 48 hours prior to entering into this Agreement.

5.             Expenses.  During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations including, but not limited to:

(a)           Expenses of all audits by the Trust’s independent public accountants;

(b)           Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c)           Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;

(d)           Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e)           Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

(f)            Expenses of maintaining the Trust’s tax records;

(g)           Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

(h)           Taxes levied against the Trust;

(i)            Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

(j)            Costs, including the interest expense, of borrowing money;

(k)           Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the regulation of shares with federal and state securities or insurance authorities;

(l)            The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m)          Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(n)           The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o)           Association membership dues;

(p)           Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(q)           Organizational and offering expenses.

6.             Compensation.  For the services provided to each Series, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule A.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreements, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager.

7.             Seed Money.  The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

8.             Compliance.

(a)           The Trust and the Manager acknowledge that the Portfolio Manager is not the compliance agent for any Series or for the Trust or the Manager, and does not have access to all of each Series’ books and records necessary to perform certain compliance testing.  To the extent that the Portfolio Manager has agreed to perform the services specified in Section 2 in accordance with the Trust’s registration statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s Prospectus and any policies adopted by the Trust’s Board of Trustees applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Portfolio Manager shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Trust, the Manager or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the Trust’s administrator.  The Manager shall promptly provide the Portfolio Manager with copies of the Trust’s registration statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s currently effective Prospectus and any written policies and procedures adopted by the Trust’s Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.

(b)           The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (i) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (iii) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.  The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall immediately notify the Portfolio Manager (i) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (iii) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.

9.             Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s reasonable request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records.  The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

10.          Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Portfolio Manager; and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Portfolio Manager, in connection with its duties under the Agreement; except that the aforesaid information need not be treated as confidential if the information is required to be disclosed under applicable law, is generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or is available from a source other than the Manager, Portfolio Manager or the Trust.  Notwithstanding the foregoing, the Portfolio Manager may disclose information about the Series to its affiliates for operational, compliance, or risk management purposes, or to other persons such as the custodian of the Series, brokers, and other service providers to the Series or to the Portfolio Manager to the extent reasonably necessary for the Portfolio Manager to perform its duties under this Agreement.

11.          Representations Respecting Portfolio Manager.

(a)           During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager or any of its affiliates (other than the Manager), or that use any derivative of the names “Marsico” or “Marsico Capital Management, LLC,” or any logos associated therewith.  The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld.  In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

(b)           The Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

(c)           The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

12.          Services Not Exclusive.  The services of the Portfolio Manager to the Series and the Trust are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.          Prohibited Conduct.  The Portfolio Manager may not knowingly consult with any other portfolio manager of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor portfolio managers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.          Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (b) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Portfolio Manager of its duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.  Portfolio Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Series, or that the Series will perform comparably with any standard or index, including other clients of Portfolio Manager.

15.          Indemnification.

(a)           Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Portfolio Manager (all of such persons being referred to as “Portfolio Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (i) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, is a controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities as Portfolio Manager of the Series which (i) may be based upon any violations of willful misconduct, malfeasance, bad faith or negligence by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (ii) any material breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought  except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person.  The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

(d)           The Portfolio Manager shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.          Duration and Termination.  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2008.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that may be added to Schedule A hereto as a Series after the effective date of this Agreement, the Agreement shall become effective on the later of : (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Trust or the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Series, and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (a) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon three (3) months’ written notice to the Manager and the Trust, unless the Manager or the Trust requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Trust or the Manager not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Portfolio Manager may terminate this Agreement at any time without penalty effective upon written notice to the Manager and the Trust, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.  In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

17.          Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or e-mail or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 E. Doubletree Ranch Rd.

Scottsdale, Arizona 85258

Attention:  Chief Counsel

If to the Manager:

Directed Services, LLC

1475 Dunwoody Drive

West Chester, Pennsylvania  19380

Attention:  Counsel

If to the Portfolio Manager:

Marsico Capital Management, LLC

1200 17th Street, Suite 1600

Denver, Colorado 80202

Attention:  Thomas M.J. Kerwin

18.          Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (b) the holders of a majority of the outstanding voting securities of the Series.

19.          Use of Name.

(a)           It is understood that the name “Directed Services, LLC” or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series.  Upon termination of either of the two Management Agreements between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such applicable name (or derivative or logo).

(b)           It is understood that the names “Marsico” or “Marsico Capital Management, LLC,” or any derivative thereof or logos associated with those names are the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series.  Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

20.          Amended and Restated Agreement and Declaration of Trust.  A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts.  The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually.  The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

21.          Miscellaneous.

(a)           This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)           To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(d)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)           Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

(f)            This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTORS TRUST

By:	/s/ Kim Anderson

Name:	Kim Anderson

Title:	Senior Vice President

DIRECTED SERVICES, LLC

By:	/s/ Todd Modic

Name:	Todd Modic

Title:	Vice President

MARSICO CAPITAL MANAGEMENT, LLC

By:	Christopher J. Marsico

Name:	Christopher J. Marsico

Title:	President

SCHEDULE A

COMPENSATION FOR SERVICES TO SERIES

                For the services provided by Marsico Capital Management, LLC (“Portfolio Manager”) to the following Series of ING Investors Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

Series	Rate

ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio	0.45% on the first $500 million in combined assets of these Series; 0.40% on the next $1 billion; and 0.35% thereafter.

APPENDIX B

Principal Executive Officers of Directed Services, LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

James R. McInnis – President

Shaun P. Mathews – Executive Vice President

Anita F. Woods – Chief Financial Officer

Kimberley A. Anderson – Senior Vice President

Michael J. Roland – Senior Vice President

Beth Shanker – Chief Compliance Officer

Joy M. Benner – Secretary

Principal Executive Officers of ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews – President and Chief Executive Officer

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Michael J. Roland – Executive Vice President

Todd Modic – Senior Vice President, Chief Financial Officer and Assistant Secretary

Stanley D. Vyner – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Ernest J. C’DeBaca – Senior Vice President

Robert Terris – Senior Vice President

Huey P. Falgout, Jr. – Secretary

Robyn L. Ichilov – Vice President and Treasurer

B-1

Principal Executive Officers of ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Mark Spina – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President and Treasurer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Mark Blinder – Senior Vice President

Bayard Closser – Senior Vice President

Todd Modic – Senior Vice President

John McCrory – Senior Vice President

Michael D. Perkins – Senior Vice President

John Towle – Senior Vice President

John West – Senior Vice President

Lauren D. Bensinger – Vice President and Chief Compliance Officer

Peter E. Caldwell – Vice President, Controller, Chief Financial Officer and Financial and Operations Principal

Huey P. Falgout, Jr. - Secretary

Principal Executive Officers of ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Ernest J. C’DeBaca – Senior Vice President, Division Compliance Director

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Peter Caldwell – Vice President and Controller

Huey P. Falgout, Jr. – Vice President and Secretary

Principal Executive Officers of Marsico Capital Management, LLC

1200 17th Street

 Suite 1600

Denver, CO 80202

Name and Title

Thomas F. Marsico – Chief Executive Officer and Chief Investment Officer

Christopher J. Marsico – President

Neil L. Gloude – Executive Vice President, Chief Financial Officer and Treasurer

Thomas M.J. Kerwin – Executive Vice President, General Counsel and Secretary

Kenneth M. Johnson – Executive Vice President and Director of Marketing and Client Services

Steven R. Carlson – Executive Vice President and Chief Compliance Officer

James G. Gendelman – Vice President and Portfolio Manager

Corydon J. Gilchrist – Vice President and Portfolio Manager

B-2

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